STATEMENTS OF CASH FLOWS - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Cash flows from operating activities
Net Income (Loss)	$ (40)	$ (23)	$ 4
Adjustments to Reconcile Net Income (Loss) to Cash Provided by (Used in) Operating Activities
Deposit revaluation	(3)	(5)	(15)
Increase in operating liabilities
Increase (Decrease) in Accounts Payable and Accrued Liabilities	3	17	1
Net cash used in operating activities	(40)	(11)	(10)
Cash flows from investing activities
Deposits	(248)	300	(2)
Net cash provided by (used in) investing activities	(248)	300	(2)
Increase (decrease) in cash and cash equivalents	(288)	289	(12)
Cash and cash equivalents at beginning of year	301	12	24
Cash and cash equivalents at end of year	$ 13	$ 301	$ 12